Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On January 9, 2026, CommScope Holding Company, Inc (“CommScope” or the “Company”) completed the sale of its Connectivity and Cable Solutions segment (the “CCS Business” or “CCS”) to Amphenol Corporation (“Amphenol” or the “Buyer”) for $10.5 billion in cash (the “CCS Sale Transaction” or the “Sale”). CCS provides fiber optic and copper connectivity and cable solutions for use in telecommunications, cable television, residential broadband networks, data centers and business enterprises.

The following unaudited pro forma condensed consolidated financial statements were derived from the historical consolidated financial statements of CommScope, which were prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The unaudited pro forma condensed consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated financial statements were prepared for illustrative and informational purposes only and are not intended to represent what CommScope’s results of operations or financial position would have been had the Sale occurred on the dates indicated. The unaudited pro forma condensed consolidated financial statements should not be considered indicative of CommScope’s future results of operations or financial position. The actual financial position and results of operations may differ significantly from the unaudited pro forma condensed consolidated financial statements presented herein due to a variety of factors.

The unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2025 have been derived from the historical unaudited condensed consolidated financial statements of CommScope, included in CommScope’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, filed with the Securities and Exchange Commission (“SEC”) on October 30, 2025. The unaudited pro forma condensed consolidated financial statements for the years ended December 31, 2024, 2023, and 2022 have been derived from the historical audited consolidated financial statements of CommScope, included in CommScope’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025. The unaudited pro forma condensed consolidated financial statements and accompanying notes should be read in conjunction with CommScope’s historical consolidated financial statements and accompanying notes.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2025 and for the years ended December 31, 2024, 2023, and 2022 reflect pro forma results of CommScope’s operations as if the Sale had occurred on January 1, 2022. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2025, gives effect to the Sale as if it had occurred on that date. The adjustments in the “Other Separation Adjustments” column in the unaudited pro forma condensed consolidated statements of operations give effect to the Other Separation Adjustments as if they occurred on January 1, 2024. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2025, gives effect to the Other Separation Adjustments as if they had occurred on that date.

The Sale represents a strategic shift that has a material effect on CommScope’s operations and financial results. Accordingly, in the fourth quarter of 2025, the Sale met the criteria under Accounting Standards Codification (“ASC”) 205-20, Presentation of Financial Statements, for discontinued operations, and the Company will present the Sale as a discontinued operation in its 2025 Annual Report on Form 10-K. The Company believes that the adjustments included within the “Discontinued Operations of the CCS Business” column of the unaudited pro forma condensed consolidated financial statements are consistent with the guidance for discontinued operations under GAAP. CommScope’s current estimates on a discontinued operations basis are subject to change as the Company finalizes discontinued operations accounting to be reported in its Annual Report on Form 10-K for the year ended December 31, 2025.

Article 11 of Regulation S-X requires that pro forma financial information include the following pro forma adjustments to the historical financial statements of the registrant as follows:

•	Transaction Accounting Adjustments:

•	Adjustments that reflect only the application of required accounting to the acquisition, disposition, or other transaction.

•	Autonomous Entity Adjustments:

•	Adjustments that are necessary to reflect the operations and financial position of the registrant as an autonomous entity when the registrant was previously part of another entity.

In addition, Regulation S-X permits registrants to reflect adjustments that depict synergies or dis-synergies of the acquisitions and dispositions for which pro forma effect is being given in the disclosures as management adjustments.

The following unaudited pro forma condensed consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet reflect the following transactions in conjunction with the CCS Sale Transaction:

•	Discontinued Operations of the CCS Business:

•	The historical financial results directly attributable to CCS in accordance with ASC 205

•	Other Separation Adjustments:

•	Cash proceeds from the Sale

•	The repayment of all existing CommScope debt (the “Debt Repayment”)

•	Redemption of the Series A Preferred Stock

•	Estimated unaccrued one-time bonus and transaction costs

•	Estimated taxes payable CommScope will owe as a result of the Sale

•	Anticipated special dividends payable

The unaudited pro forma condensed consolidated financial statements do not contain any autonomous entity adjustments or potential synergies or dis-synergies that may occur in connection with the Sale.

CommScope Holding Company, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2025

(In millions, except share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the CCS Business (a)	Other Separation Adjustments	Notes	Pro Forma
Assets
Cash and cash equivalents	$705.3	$(198.4)	$1,723.6	(b)	$2,230.5
Accounts receivable, net	1,042.5	(674.8)	—		367.7
Inventories, net	798.4	(491.5)	—		306.9
Prepaid expenses and other current assets	257.2	(52.9)	—		204.3

Total current assets	$2,803.4	$(1,417.6)	$1,723.6		$3,109.4
Property, plant and equipment, net	335.6	(271.1)	—		64.5
Goodwill	2,923.7	(2,159.2)	—		764.5
Other intangible assets, net	1,062.1	(188.8)	—		873.3
Deferred income taxes	486.9	(77.8)	—		409.1
Other noncurrent assets	327.4	(172.2)	—		155.2

Total assets	$7,939.1	$(4,286.7)	$1,723.6		$5,376.0

Liabilities and Stockholders’ Equity (Deficit)
Accounts payable	$592.5	$(392.2)	$—		$200.3
Accrued and other liabilities	651.3	(195.9)	250.4	(c)(f)(i)(j)	705.8
Special dividend payable	—	—	2,215.3	(l)	2,215.3

Total current liabilities	$1,243.8	$(588.1)	$2,465.7		$3,121.4
Long-term debt	7,254.9	—	(7,254.9)	(f)	—
Deferred income taxes	90.3	(3.9)	—		86.4
Other noncurrent liabilities	416.1	(88.2)	—		327.9

Total liabilities	$9,005.1	$(680.2)	$(4,789.2)		$3,535.7
Commitments and contingencies
Series A Preferred Stock, $0.01 par value	1,278.7	—	(1,278.7)	(d)	—
Stockholders’ equity (deficit):
Preferred stock, $0.01 par value: Authorized shares: 200,000,000; Issued and outstanding shares: 1,278,653 shares of Series A Preferred Stock	—	—	—		—
Common stock, $0.01 par value: Authorized shares 1,300,000,000; Issued and outstanding shares: 221,527,126 shares	2.4	—	—		2.4
Additional paid-in capital	2,490.2	—	—		2,490.2
Accumulated deficit	(4,400.3)	(3,606.5)	7,788.8	(e)	(218.0)
Accumulated other comprehensive loss	(122.2)	—	2.7	(k)	(119.5)
Treasury stock, at cost: 17,540,748 shares	(314.8)	—	—		(314.8)

Total stockholders’ equity (deficit)	(2,344.7)	(3,606.5)	7,791.5		1,840.3

Total liabilities and stockholders’ equity (deficit)	$7,939.1	$(4,286.7)	$1,723.6		$5,376.0

See notes to unaudited pro forma condensed consolidated financial statements

CommScope Holding Company, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the nine months ended September 30, 2025

(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the CCS Business (a)	Notes		Other Separation Adjustments	Notes	Pro Forma
Net sales	$4,130.0	$(2,712.9)			$—		$1,417.1
Cost of sales	2,401.9	(1,706.4)			—		695.5

Gross profit	1,728.1	(1,006.5)			—		721.6
Transition service agreement income	27.6	—			—		27.6
Operating expenses:
Selling, general and administrative	636.6	(275.5)			—		361.1
Research and development	270.1	(57.2)			—		212.9
Amortization of purchased intangible assets	157.3	(53.1)			—		104.2
Restructuring costs, net	16.0	(0.2)			—		15.8
Other	4.8	—			—		4.8

Total operating expenses	1,084.8	(386.0)			—		698.8

Operating income	670.9	(620.5)			—		50.4
Other expense, net	(22.0)	14.0			—		(8.0)
Interest expense	(484.4)	484.4			—		—
Interest income	11.4	—			—		11.4

Income from continuing operations before income taxes	175.9	(122.1)			—		53.8
Income tax benefit	250.1	70.9	(g	)	—		321.0

Income from continuing operations	426.0	(51.2)			—		374.8
Series A Preferred Stock dividends	(51.3)	—			51.3	(d)	—

Net income from continuing operations attributable to common stockholders	$374.7	$(51.2)			$51.3		$374.8

Earnings per share from continuing operations
Basic	$1.71					(m)	$1.71
Diluted	$1.55					(m)	$1.64
Weighted average shares outstanding:
Basic	218.7					(m)	218.7
Diluted	274.1					(m)	228.8

See notes to unaudited pro forma condensed consolidated financial statements

CommScope Holding Company, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2024

(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the CCS Business (a)	Notes		Other Separation Adjustments	Notes	Pro Forma
Net sales	$4,205.8	$(2,823.2)			$—		$1,382.6
Cost of sales	2,628.9	(1,851.4)			—		777.5

Gross profit	1,576.9	(971.8)			—		605.1
Transition service agreement income	24.5	—			—		24.5
Operating expenses:
Selling, general and administrative	755.5	(283.5)			16.4	(i)	488.4
Research and development	316.2	(68.7)			—		247.5
Amortization of purchased intangible assets	236.5	(71.4)			—		165.1
Restructuring costs, net	36.7	—			—		36.7

Total operating expenses	1,344.9	(423.6)			16.4		937.7

Operating income (loss)	256.5	(548.2)			(16.4)		(308.1)
Other income, net	10.2	(2.4)			—		7.8
Interest expense	(686.9)	686.9			—		—
Interest income	10.9	—			—		10.9

Loss from continuing operations before income taxes	(409.3)	136.3			(16.4)		(289.4)
Income tax (expense) benefit	(51.7)	118.6	(g	)	4.0	(h)	70.9

Loss from continuing operations	(461.0)	254.9			(12.4)		(218.5)
Series A Preferred Stock dividends	(65.2)	—			65.2	(d)	—

Net loss from continuing operations attributable to common stockholders	$(526.2)	$254.9			$52.8		$(218.5)

Loss per share from continuing operations
Basic	$(2.46)					(m)	$(1.02)
Diluted	$(2.46)					(m)	$(1.02)
Weighted average shares outstanding:
Basic	214.4					(m)	214.4
Diluted	214.4					(m)	214.4

See notes to unaudited pro forma condensed consolidated financial statements

CommScope Holding Company, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2023

(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the CCS Business (a)	Notes	Pro Forma
Net sales	$4,565.2	$(2,701.3)		$1,863.9
Cost of sales	2,901.0	(1,937.6)		963.4

Gross profit	1,664.2	(763.7)		900.5
Transition service agreement income	—	—		—
Operating expenses:
Selling, general and administrative	783.2	(270.7)		512.5
Research and development	383.1	(64.3)		318.8
Amortization of purchased intangible assets	301.0	(74.0)		227.0
Restructuring costs, net	25.1	4.3		29.4
Asset impairments	571.4	(99.1)		472.3

Total operating expenses	2,063.8	(503.8)		1,560.0

Operating loss	(399.6)	(259.9)		(659.5)
Other income, net	65.9	9.5		75.4
Interest expense	(675.8)	675.8		—
Interest income	11.1	—		11.1

Loss from continuing operations before income taxes	(998.4)	425.4		(573.0)
Income tax expense	(97.4)	17.5	(g)	(79.9)

Loss from continuing operations	(1,095.8)	442.9		(652.9)
Series A Preferred Stock dividends	(61.8)	—		(61.8)

Net loss from continuing operations attributable to common stockholders	$(1,157.6)	$442.9		$(714.7)

Loss per share from continuing operations
Basic	$(5.49)		(m)	$(3.39)
Diluted	$(5.49)		(m)	$(3.39)
Weighted average shares outstanding:
Basic	210.9		(m)	210.9
Diluted	210.9		(m)	210.9

See notes to unaudited pro forma condensed consolidated financial statements

CommScope Holding Company, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2022

(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the CCS Business (a)	Notes	Pro Forma
Net sales	$5,788.8	$(3,754.9)		$2,033.9
Cost of sales	3,803.2	(2,651.6)		1,151.6

Gross profit	1,985.6	(1,103.3)		882.3
Transition service agreement income	—	—		—
Operating expenses:
Selling, general and administrative	907.8	(315.9)		591.9
Research and development	451.6	(74.5)		377.1
Amortization of purchased intangible assets	400.1	(97.4)		302.7
Restructuring costs, net	41.8	(10.1)		31.7
Asset impairments	1,119.6	—		1,119.6

Total operating expenses	2,920.9	(497.9)		2,423.0

Operating loss	(935.3)	(605.4)		(1,540.7)
Other income, net	—	4.0		4.0
Interest expense	(588.9)	588.9		—
Interest income	2.8	—		2.8

Loss from continuing operations before income taxes	(1,521.4)	(12.5)		(1,533.9)
Income tax benefit	91.3	2.4	(g)	93.7

Loss from continuing operations	(1,430.1)	(10.1)		(1,440.2)
Series A Preferred Stock dividends	(59.0)	—		(59.0)

Net loss from continuing operations attributable to common stockholders	$(1,489.1)	$(10.1)		$(1,499.2)

Loss per share from continuing operations
Basic	$(7.18)		(m)	$(7.23)
Diluted	$(7.18)		(m)	$(7.23)
Weighted average shares outstanding:
Basic	207.4		(m)	207.4
Diluted	207.4		(m)	207.4

See notes to unaudited pro forma condensed consolidated financial statements

CommScope Holding Company, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(In millions, unless otherwise noted)

1. BASIS OF PRESENTATION

The historical financial information as of and for the nine months ended September 30, 2025, has been derived from and should be read in conjunction with the historical unaudited condensed consolidated financial statements of CommScope, included in CommScope’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, and the assumptions outlined in Note 2 below. The historical financial information for the years ended December 31, 2024, 2023, and 2022 has been derived from and should be read in conjunction with the historical audited consolidated financial statements of CommScope, included in CommScope’s Annual Report on Form 10-K for the year ended December 31, 2024, and the assumptions outlined in Note 2 below.

2. PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial statements:

a)

The “Discontinued Operations of the CCS Business” column in the unaudited pro forma condensed consolidated financial statements represents the historical financial results directly attributable to CCS in accordance with ASC 205.

b)

The unaudited pro forma condensed consolidated balance sheet reflects the cash consideration received in exchange for the sale of CCS, the Debt Repayment, and redemption of Series A Preferred Stock as follows:

Amount
Cash consideration received for sale of CCS	$10,500.0
Full repayment of 7.125% senior notes due July 2028	(641.6)
Full repayment of 5.00% senior notes due March 2027	(750.0)
Full repayment of 8.25% senior notes due March 2027	(866.9)
Full repayment of 9.50% senior secured notes due December 2031	(1,000.0)
Full repayment of 4.75% senior secured notes due September 2029	(951.0)
Full repayment of senior secured term loan due December 2029	(3,150.0)
Redemption of the Series A Preferred Stock	(1,278.7)
Accrued interest as of September 30, 2025	(51.9)
Investment banker fees owed upon closing	(86.3)

Pro forma adjustment to cash and cash equivalents	$1,723.6

c)

Estimated unaccrued one-time transaction costs of $14.9 were recorded as an accrual in the unaudited pro forma condensed consolidated balance sheet within accrued and other liabilities. These costs consist of accounting, financial, and legal advisory fees.

d)

Reflects the redemption of the Series A Preferred Stock at carrying value on the unaudited pro forma condensed consolidated balance sheet and removal of the dividends paid in-kind on the unaudited pro forma condensed consolidated statements of operations.

e)	The adjustment made to the accumulated deficit in the unaudited pro forma condensed consolidated balance sheet consists of the following adjustments:

Amount
Cash consideration received for sale of CCS	$10,500.0
Estimated unaccrued one-time transaction costs	(14.9)
Write-off of unamortized debt issuance costs related to Debt Repayment	(104.6)
Investment banker fees owed upon closing	(86.3)
One-time transaction bonus costs	(16.4)
Estimated taxes payable from the Sale	(271.0)
Special dividend payable	(2,215.3)
Interest rate hedge reclassification from accumulated other comprehensive loss	(2.7)

Pro forma adjustment to accumulated deficit	$7,788.8

CommScope Holding Company, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(In millions, unless otherwise noted)

f)	The adjustment to long-term debt in the unaudited pro forma condensed consolidated balance sheet reflects the impacts of the Debt Repayment as follows:

Amount
Full repayment of 7.125% senior notes due July 2028	$(641.6)
Full repayment of 5.00% senior notes due March 2027	(750.0)
Full repayment of 8.25% senior notes due March 2027	(866.9)
Full repayment of 9.50% senior secured notes due December 2031	(1,000.0)
Full repayment of 4.75% senior secured notes due September 2029	(951.0)
Full repayment of senior secured term loan due December 2029	(3,150.0)
Write-off of unamortized debt issuance costs	104.6

Pro forma adjustment to long-term debt	$(7,254.9)

Additionally, cash proceeds were used to pay $51.9 of accrued interest, which is reflected as a reduction of accrued and other liabilities in the unaudited pro forma condensed consolidated balance sheet.

Following the completion of the Sale and based on liquidity needs and other factors, the Company anticipates it will add modest leverage to the remaining business. As the amount of leverage is not currently known, no such adjustment has been made to the unaudited pro forma condensed consolidated financial statements.

g)

The income tax impacts of discontinued operations have been estimated using the applicable statutory income tax rate in the respective jurisdictions, adjusted for effective tax rate impacts related to permanent differences and income tax credits. The estimated income tax adjustments are subject to change and actual amounts will differ from the results reflected herein.

h)	Represents the tax impact of the pro forma Other Separation Adjustments at the applicable blended statutory income tax rates.

i)

Estimated unaccrued one-time bonus costs of $16.4 were recorded as an accrual in the unaudited pro forma condensed consolidated balance sheet within accrued and other liabilities. These one-time costs were directly attributed to the Sale and were paid by the Company following the Sale.

The adjustment to selling, general and administrative of $16.4 in the unaudited proforma condensed consolidated statement of operations for the year ended December 31, 2024 reflects the one-time bonus costs assuming payment made on January 1, 2024.

j)

Represents taxes payable adjustment of $271.0 within accrued and other liabilities in the unaudited pro forma condensed consolidated balance sheet for the expected income tax payable due as a result of the gain on Sale. The current tax payable on the gain is reduced by tax attributes utilized in the current year. The estimated tax impact is subject to change and the actual impact could differ from the results reflected herein.

k)	Represents reclassification of interest rate hedge from accumulated other comprehensive loss to accumulated deficit as the interest rate hedge will be paid off in connection with the Debt Repayment.

l)

CommScope anticipates distributing a special dividend to CommScope’s stockholders within 90 days following the Sale. The adjustment to dividends payable assumes a special dividend of $10.00 per share to holders of CommScope common stock. It is also expected that the special dividend will be paid to all unvested shares outstanding under the Company’s 2019 Long-Term Incentive Plan (“LTI Plan”), but such dividend amounts will be retained by CommScope until the vesting of such shares. As such, the special dividend adjustment to the unaudited pro forma condensed consolidated balance sheet excludes any anticipated payments associated with unvested shares, as well as any shares that will vest upon the completion of the Sale, under the Company’s LTI Plan as of September 30, 2025. There can be no assurance of the exact amount of cash proceeds to be distributed to CommScope’s stockholders or of the exact timing of any such distributions. The decision to declare a special dividend and the timing and amount thereof, if any, is in the sole discretion of the Board acting in the best interests of the Company and will depend on such factors as are deemed relevant by the Board at the time of such decision.

CommScope Holding Company, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(In millions, unless otherwise noted)

m)

The following table summarizes the unaudited pro forma net earnings (loss) from continuing operations per share for the nine months ended September 30, 2025 and years ended December 31, 2024, 2023, and 2022:

	Nine Months Ended September 30, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022
Numerator:
Income (loss) from continuing operations attributable to common stockholders	$374.8	$(218.5)	$(714.7)	$(1,499.2)

Denominator:
Weighted average common shares outstanding - basic	218.7	214.4	210.9	207.4
Dilutive effect of equity-based awards	10.1	—	—	—

Weighted average common shares outstanding - diluted	228.8	214.4	210.9	207.4

Basic:
Earnings (loss) from continuing operations per share	$1.71	$(1.02)	$(3.39)	$(7.23)
Diluted:
Earnings (loss) from continuing operations per share	$1.64	$(1.02)	$(3.39)	$(7.23)